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                                                                 EXHIBIT 10.8(B)
                                PROMISSORY NOTE
                                ---------------

                                                              Winston-Salem N.C.

$                                                                    , 199
-----------
                                 _____________

     FOR VALUE RECEIVED the undersigned, jointly and severally, promise to pay the BLUE RHINO CORPORATION, or order, the principal sum of
                     ($         ) Dollars with interest from the date hereof, at
                      ----------
the rate of Ten and one-half (10.5%) percent per annum on the unpaid balance
                              -----
until paid or until default, both principal and interest payable in lawful money of the United States of America at the office of BLUE RHINO CORPORATION, or at such place as the legal Holder hereof may designate in writing.

     The principal and interest shall be due and payable in 60 monthly
                                                            ----------
installments of $       including principal and interest, commencing on        ,
                -------
199 , and on the same day of each consecutive month until paid in full.

     If not sooner paid, the entire remaining indebtedness shall be due and
payable on        ,     .

     Each such installment shall, unless otherwise provided, be applied first to payment of interest then accrued and due on the unpaid balance, with the remainder applied to the unpaid principal.

     Unless otherwise provided, this Note may be prepaid in full or in part at any time without penalty or premium. Partial prepayments shall be applied to installments due in reverse order of their maturity.

     In the event of (a) default in payment of any installment of principal or interest hereof as the same becomes due, (b) default in any other promissory note from the undersigned Maker to Blue Rhino Corporation, (c) default under the terms of any instrument securing this Note, and such default is not cured within five (5) days after written notice to Maker, (d) the bankruptcy or insolvency of the Maker or any endorser or guarantor or, (e) a sale, transfer or new issue of a majority of the stock or substantially all of the assets of the Maker, then the Holder may, without further notice, declare the remainder of the principal sum, together with all interest accrued thereon at once due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. The unpaid principal of this Note and any part thereof, accrued interest and all other sums due under this Note and any related security agreement shall bear interest at the rate of Twelve (12%) percent per
                                                      ------------
annum after default until paid.

     All parties to this Note, including Maker and any sureties, endorsers, or guarantors hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other
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sums due under this Note and security agreement not withstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

     Upon default the Holder of this Note may employ an attorney to enforce the Holder's rights and remedies and the Maker, principal, surety, guarantors and endorsers of this Note hereby agree to pay to the Holder reasonable attorney's fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the Holder in exercising any of the Holder's rights and remedies upon default. The rights and remedies of the Holder as provided in this Note and any security agreement securing this Note shall be cumulative and may be pursued singly, successively, or together against the property described in the security agreement or any other funds, property or security held by the Holder for payment or security, in the sole discretion of the Holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

     This note is to be governed and construed in accordance with the laws of the State of North Carolina.

     This note is given for funds advanced for the purchase price of goods and is secured by a Security Agreement of even date.

     IN TESTIMONY WHEREOF, each corporate Maker has caused this instrument to be executed in its corporate name by its President, attested by its Secretary, and its corporate seal to be hereto affixed, all by order of its Board of Directors first duly given, this the day and year first above written.

                                        MAKER:


                                        -----------------------

WITNESS                                 BY:
                                           ---------------------
                                             Vice President


BY:
   ---------------------------
Assistant Secretary


(Affix Corporate Seal)


                                  GUARANTORS:


                                  _________________________ (SEAL)


                                  _________________________ (SEAL)

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